EXECUTION COPY

Exhibit 10.01
THIRD AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT

This THIRD AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of March 28, 2018, is entered into by and among NUSTAR FINANCE LLC, as Borrower (the “Borrower”), NUSTAR ENERGY L.P., as initial Servicer (the “Servicer”), MIZUHO BANK, LTD. (“Mizuho”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Lenders, Mizuho and PNC, as Group Agents, and PNC, as Administrative Agent (in such capacity, the "Administrative Agent").
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
A.The parties hereto have entered into a Receivables Financing Agreement, dated as of June 15, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B.Concurrently herewith, the Borrower, the Servicer, the Lenders and the Administrative Agent, are entering into that certain Second Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).
C.The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.    Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows:
(a)    The following new defined terms and definitions thereof are hereby added to Section 1.01 the Receivables Financing Agreement in appropriate alphabetic order:
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Merger Sub” means Marshall Merger Sub LLC, a Delaware limited liability company.

“Riverwalk Logistics” means Riverwalk Logistics, L.P., a Delaware limited partnership.
“Simplification Agreement” means that certain Agreement and Plan of Merger, dated as of February 7, 2018, by and among NuStar, Riverwalk Logistics, NuStar GP, LLC, a Delaware limited liability company, Merger Sub, NuStar GP Holdings, LLC, a Delaware limited liability company, and Riverwalk Holdings, LLC, a Delaware limited liability company.
“Simplification Effective Time” means the “Effective Time” as defined in the Simplification Agreement .
(b)        The definition of “Change in Control” set forth in Section 1.01 of the Receivables Financing Agreement is replaced in its entirety with the following:

“Change in Control” means the occurrence of any of the following:
(a)    NuStar Logistics ceases to own, directly, 100% of the issued and outstanding Capital Stock and all other equity interests of the Borrower free and clear of all Adverse Claims;
(b)    NuStar ceases to own, directly or indirectly, 100% of the issued and outstanding Capital Stock, membership interests or other equity interests of any Originator;
(c)    any Subordinated Note shall at any time cease to be owned by an Originator, free and clear of all Adverse Claims;
(d)    prior to the Simplification Effective Time, the occurrence of any transaction that results in any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder becoming the Beneficial Owner, directly or indirectly, of more than 50% of the general partner interests in NuStar; or
(e)    from and after the Simplification Effective Time:
(i)    100% (and not less than 100%) of the issued and outstanding Capital Stock of the general partner of NuStar shall cease to be owned, directly or indirectly, or the general partner of NuStar shall cease to be Controlled, directly or indirectly, by NuStar; or
(ii)    Riverwalk Logistics ceases to be the sole general partner of NuStar; or NuStar GP, LLC ceases to be the sole general partner of Riverwalk Logistics; or
(iii)    the acquisition of ownership, directly or indirectly, beneficially or of record, by any “person” or “group” (as such terms are used in

2

Sections 13(d) and 14(d) of the Exchange Act), of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of NuStar; or
(iv)    the board of directors (or other equivalent governing body) of NuStar GP, LLC ceases to be the applicable governing body of NuStar; or
(v)    occupation of a majority of the seats (other than vacant seats) on the board of directors (or other equivalent governing body) of NuStar GP, LLC by Persons who were not (A) directors of NuStar GP, LLC as of the Simplification Effective Time, or nominated or appointed by the board of directors (or other equivalent governing body) of NuStar GP, LLC or (B) appointed by directors so nominated or appointed.
SECTION 2.    Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or equity.

(c)No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.    Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to

3

“this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.    Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the parties hereto, (b) receipt by the Administrative Agent of counterparts of the Amended Fee Letter duly executed by each of the parties thereto and (c) the Administrative Agent shall have received confirmation that the “Amendment Fee” set forth in the Amended Fee Letter have been paid in accordance with the terms thereof.

SECTION 5.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.    GOVERNING LAW AND JURISDICTION.

(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES

4

HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

NUSTAR FINANCE LLC

By:	/s/ Thomas R. Shoaf
Name:	Thomas R. Shoaf
Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P., as the Servicer

By:	Riverwalk Logistics, L.P., its general partner

	By:	NuStar GP, LLC, its general partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

S-1
Third Amendment
Receivables Financing Agreement (NuStar)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for the PNC Group

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

S-2
Third Amendment
Receivables Financing Agreement (NuStar)

MIZUHO BANK, LTD., as a Committed Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

MIZUHO BANK, LTD., as Group Agent for Mizuho Bank Ltd.'s Group

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

S-3
Third Amendment
Receivables Financing Agreement (NuStar)